UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021
  ________________________________________

Masonite International Corporation
(Exact name of registrant as specified in its charter)
  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual General Meeting of Shareholders (the “Annual Meeting”) held on May 13, 2021, the Company’s shareholders approved the Masonite International Corporation 2021 Omnibus Incentive Plan (the “Plan”). The Plan was previously approved by the Company’s Board of Directors, subject to shareholder approval. The plan became effective as of such shareholder approval. A description of the material features of the Plan is set forth in Company’s definitive proxy statement for the 2021 Annual Meeting filed with the Securities and Exchange Commission on March 26, 2021 (the “Proxy Statement”) under the heading “Proposal 4 – Approval of the Masonite International Corporation 2021 Omnibus Incentive Plan,” which is incorporated herein by reference. The description of the Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is included as Appendix “A” to the Company’s Proxy Statement, and incorporated by reference as Exhibit 10.1 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2021, the Company held the Annual Meeting online and at 1205 East 5th Avenue, Tampa, Florida. A total of 23,014,199 shares of the Company’s common stock, out of a total of 24,540,316 shares of the Company’s common shares outstanding and entitled to vote as of the record date, were present in person or represented by proxies. Each of the proposals is described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - Election of Directors

The following directors were elected to the Company’s Board of Directors at the Annual Meeting to serve as Directors until the Company’s 2022 Annual General Meeting of shareholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Howard C. Heckes	22,352,499	310,878	350,822
Jody L. Bilney	22,289,188	374,189	350,822
Robert J. Byrne	22,358,389	304,988	350,822
John H. Chuang	22,573,765	89,612	350,822
Peter R. Dachowski	22,477,228	186,149	350,822
Jonathan F. Foster	22,129,291	534,086	350,822
Daphne E. Jones	22,387,768	275,609	350,822
William S. Oesterle	22,462,740	200,637	350,822
Francis M. Scricco	22,092,653	570,724	350,822
Jay I. Steinfeld	22,655,546	7,831	350,822

Proposal 2 - Advisory Vote on Executive Compensation

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
22,180,983	458,279	24,115	350,822

Proposal 3 - Appointment of Independent Registered Public Accounting Firm

The shareholders voted at the Annual Meeting to approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2022.

For	Against	Abstain	Broker Non-Votes
22,996,355	431	17,413	0

Proposal 4 - Approval of the Masonite International Corporation 2021 Omnibus Incentive Plan

The Masonite International Corporation 2021 Omnibus Incentive Plan was approved by the Company's shareholders at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
21,527,507	1,119,937	15,933	350,822

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Masonite International Corporation 2021 Omnibus Incentive Plan
10.2(a)	Form of Restricted Stock Unit Agreement pursuant to the Masonite International Corporation 2021 Omnibus Incentive Plan for United States Employees (May 2021)
10.2(b)	Form of Performance Restricted Stock Unit Agreement pursuant to the Masonite International Corporation 2021 Omnibus Incentive Plan for United States Employees (May 2021)
10.2(c)	Form of Stock Appreciation Rights Agreement pursuant to the Masonite International Corporation 2021 Omnibus Incentive Plan for United States Employees (May 2021)
10.2(d)	Form of Restricted Stock Unit Agreement pursuant to the Masonite International Corporation 2021 Omnibus Incentive Plan for United States Directors (May 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	May 18, 2021	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary

4